Exhibit 10.1
MODIFICATION AGREEMENT
DATE:    As of February 14, 2022
PARTIES:    Borrower:    2611 CORPORATE WEST DRIVE VENTURE LLC, a Delaware limited liability company.
Borrower        1114 Avenue of the Americas, 39th Floor
Address:        New York, New York 10036
Lender:    WESTERN ALLIANCE BANK, an Arizona corporation.
Lender        One East Washington Street, 14th Floor
Address:        Phoenix, Arizona 85004
RECITALS:
A.Lender has extended to Borrower a loan (“Loan”) in the original principal amount of $24,000,000.00 pursuant to that certain Loan Agreement dated October 13, 2017 (“Loan Agreement”), and evidenced by that certain Secured Promissory Note dated October 13, 2017 (“Note”). The unpaid principal balance of the Loan as of February 2, 2022 was $18,554,984.60.
B.The Loan is secured by, among other things, that certain Mortgage, Assignment of Rents and Lease, Security Agreement, and Fixture Filing dated October 13, 2017 (the “Mortgage”), by Borrower, as Grantor, for the benefit of Lender, as Lender, recorded on October 13, 2017, as Instrument No. R2017-106149, Official Records of DuPage County, Illinois (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the “Security Documents”).
C.The Note, the Loan Agreement, the Security Documents, any environmental indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan are sometimes referred to individually and collectively as the “Loan Documents.
D.In connection with the upcoming Sale Transaction (as defined below), Borrower has requested that Lender modify the Loan and the Loan Documents as provided herein. Lender is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions of this Modification Agreement (the “Agreement”). Except as otherwise provided in this Agreement, all terms defined in the Loan Documents shall have the same meaning when used in this Agreement. Such defined terms are denoted in the Loan Documents and in this Agreement by initial capital letters.
AGREEMENT:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:
1.ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.

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2.MODIFICATION OF LOAN DOCUMENTS.
2.1The Loan Documents are hereby modified as follows:
2.1.1Ownership Transfer. Lender hereby consents to UTI Member’s acquisition of all of the ownership interests in Borrower held by iStar Member via successive transfers and liquidations of indirect ownership interests (the “Sale Transaction”),  subject to the execution and delivery of the UTI Corp Guaranty (as defined in Section 5.4.1 below) from Universal Technical Institute, Inc., a Delaware corporation (“UTI Corp”), which UTI Corp Guaranty shall be delivered concurrent with Borrower’s execution and delivery of this Agreement to Lender. Upon consummation of the Sale Transaction, UTI Member will own 100% of the direct ownership interests in the Borrower.
2.1.2New Guarantor – UTI Corp. The definition of “Guarantor” set forth in Section 1.1 of the Loan Agreement and all other references to the same in the Loan Documents are hereby deleted in their entirety and replaced with the following:
“    “Guarantor” shall mean Universal Technical Institute, Inc., a Delaware corporation.”
2.1.3Release of Existing Guarantor. Subject to Lender’s receipt of this Agreement and the UTI Corp Guaranty (hereinafter defined), Lender hereby releases iStar Net Lease I LLC, a Delaware limited liability company (the “Released Guarantor”), as a Guarantor (as defined in the Loan Documents). Released Guarantor is hereby released from all liability under the Loan and as a Guarantor and Indemnitor under all of the Loan Documents. Released Guarantor hereby fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Released Guarantor has now or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents.
2.1.4UTI Corp Accreditation. UTI Corp shall, at all times, during the term of the Loan, maintain its institutional accreditation status allowing it to operate as a post-secondary educational provider. UTI Corp’s failure the comply with this requirement, which results in a materially adverse effect on the business, as determined by Lender in its good faith and reasonable discretion, shall constitute an immediate Event of Default under the Loan and the Loan Documents.
2.1.5Guarantor Financial Reporting. Section 5.6(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“(b)    Guarantor Financial Reporting.
(i)    As soon as available, and in any event within thirty (30) days of filing with the United States Securities and Exchange Commission, Guarantor shall furnish to Lender a copy of (i) Guarantor’s Form 10-K Annual Report, and (ii) each of Guarantor’s Form 10-Q Quarterly Reports, and shall also provide Lender with such other information respecting the condition of Guarantor as Lender may from time to time reasonably request.

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(ii)    As soon as available, and in any event within thirty (30) days after each September 30, Guarantor shall furnish to Lender a copy of Guarantor’s annual enrollment data for all campuses containing such information as Lender shall reasonably require.”

2.1.6Definition of Debt Service Coverage Ratio. The definition of “Debt Service Coverage Ratio” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“Debt Service Coverage Ratio” shall mean the number determined by Lender obtained by dividing (i) the EBITDAR of Borrower during the immediately preceding twelve (12) month period less preferred dividends during such period by (ii) the sum of Borrower’s current portion of long term debt and rent expense and interest paid during the immediately preceding twelve (12) month period.
2.1.7Financial Covenants - Debt Service Coverage Ratio. Section 5.22 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“5.22    Financial Covenants.
(a)    Debt Service Coverage. At all times during the term of the Loan, Borrower shall maintain a Debt Service Coverage Ratio of not less than 1.30 to 1.00 (“Required DSCR”).
(b)    Testing. Lender shall first test Borrower’s compliance with the Required DSCR as of June 30, 2022, and semi-annually thereafter as of each September 30 and March 30 (each a “Test Date”), based upon the financial statements of Borrower delivered to Lender pursuant to Section 5.6.
(c)    DSCR Cure. In the event Borrower fails to maintain the Required DSCR as of any Test Date, upon demand from Lender, Borrower shall immediately do one of the following (as selected by Borrower): (i) reduce the unpaid principal balance of the Loan by an amount sufficient to cause the Project to be in compliance with the Required DSCR (the “Remargining Amount”), (ii) deposit the Remargining Amount with Lender, which amount shall be deposited by Lender into a Lender-controlled deposit account maintained at Lender and pledged to Lender as additional security for the Loan pursuant to a security agreement – pledge in form and substance satisfactory to Lender (the “DSCR Deposit Account”), or (iii) deliver an irrevocable evergreen standby letter of credit in form and substance and from a financial institution reasonably acceptable to Lender in an amount equal to the Remargining Amount. In the event Borrower elects to proceed under clause (ii) or (iii) above, provided no Event of Default is continuing, at such time as the Project is fully and completely in compliance with the Required DSCR for two (2) consecutive Test Dates, then at the end of such period (or upon repayment of the Loan in full) all funds held by Lender in the DSCR Deposit Account shall be released to Borrower and, if applicable, the standby letter of credit will be returned to Borrower.”
2.1.8Reduction of Prepayment Penalty. Paragraph 4(a) of the Note is hereby deleted in its entirety and replaced with the following:

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“    (a)    Borrower shall have the right to prepay the Loan, in whole or in part, at any time; provided, however, in the event Borrower prepays all or any portion of the outstanding principal balance of the Loan (the “Prepayment Amount”) either voluntarily or pursuant to the terms of the Loan Documents, including upon acceleration as a result of an Event of Default, but except as otherwise expressly set forth in the Loan Documents, Borrower shall pay a prepayment premium in addition to the Prepayment Amount equal to the product of (a) the Prepayment Amount times (b) the Prepayment Factor. As used herein, the “Prepayment Factor” shall mean:
(i)from and after the date hereof, continuing until October 13, 2026, one-quarter of one percent (0.25%); and
(ii)from and after October 13, 2026, through and until the Maturity Date, zero percent (0%).
Any partial prepayment shall be applied to installments coming due under the Note in inverse order of maturity. If Borrower prepays the Loan in full, together with such prepayment Borrower shall pay all accrued unpaid interest on the principal amount prepaid.”
2.2Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.
2.3Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.
3.RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.
4.BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Lender:
4.1No default or event of default under any of the Loan Documents as modified herein, nor, to Borrower’s knowledge, any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.
4.2There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.
4.3Each and all representations and warranties of Borrower in the Loan Documents are accurate, in all material respects, on the date hereof.
4.4Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

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4.5The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
4.6Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
5.BORROWER COVENANTS.
Borrower covenants with Lender:
5.1Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.
5.2Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.
5.3Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Lender:
5.3.1All principal and accrued and unpaid interest now due and payable under the Note and all amounts, other than interest and principal, now due and payable by Borrower under the Loan Documents as of the date hereof.
5.3.2All of the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).
5.4Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be delivered to Lender the following:
5.4.1A repayment guaranty, in form and substance satisfactory to Lender, executed by UTI Corp (“UTI Corp Guaranty”);
5.4.2An opinion letter together with such authorizing resolutions as Lender may require; and
5.4.3Such other documents as Lender may reasonably require.
6.EXECUTION AND DELIVERY OF AGREEMENT BY LENDER.
Lender shall not be bound by this Agreement until each of the following shall have occurred: (i) Lender has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the

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execution and delivery of this Agreement, and (iii) each Guarantor of the Loan has executed and delivered to Lender a Consent and Agreement of Guarantor(s).
7.ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower.
8.BINDING EFFECT.
The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns.
9.GOVERNING LAW; JURISDICTION.
9.1THIS AGREEMENT HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.
9.2Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender or any affiliate of the Lender in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.
10.JURY WAIVER.
BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO CONTINUE TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

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11.COUNTERPART EXECUTION.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.
[Signature Page Follows]

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DATED as of the date first above stated.
2611 CORPORATE WEST DRIVE VENTURE LLC, a Delaware limited liability company
By: Universal Technical Institute Ventures, LLC, a Delaware limited liability company
Its: Sole Member

By: Universal Technical Institute, Inc., a Delaware corporation
Its: Manager

By:
Name: Troy Anderson
Title: Executive Vice President and Chief Financial Officer
“BORROWER”
WESTERN ALLIANCE BANK, an Arizona corporation
By:
Ericka LeMaster
Senior Vice President
“LENDER”

Acknowledged and agreed to by Released Guarantor:
ISTAR NET LEASE I LLC, a Delaware limited liability company
By:    iStar Net Lease Manager I LLC, a Delaware limited liability company, its Manager
By:
Catherine E. Tenney
Senior Vice President
Signature Page to Modification Agreement

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CONSENT AND AGREEMENT OF GUARANTORS
With respect to the Modification Agreement dated as of February 14, 2022 (“Agreement”), between 2611 CORPORATE WEST DRIVE VENTURE LLC, a Delaware limited liability company (“Borrower”), and WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”), the undersigned (“Guarantor”) agree for the benefit of Lender as follows:
1.Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) that certain Repayment Guaranty dated as of February 14, 2022 (the “Guaranty”), by the undersigned for the benefit of Lender, as modified herein, (B) that certain Environmental Indemnity Agreement dated as of October 13, 2017 (the “Environmental Indemnity”), the obligations of which are being assumed by the undersigned for the benefit of Lender in accordance herewith, and (C) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty or Environmental Indemnity, as modified herein. The Guaranty, Environmental Indemnity and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
2.Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.
3.Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Lender in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.
4.Guarantor agrees that all references, if any, to the Note, the Loan Agreement, the Mortgage, the Security Documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
5.Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.
6.Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Consent and Agreement of Guarantors and to perform the Guarantor Documents as modified herein. The execution and delivery of this Consent and Agreement of Guarantors and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Consent and Agreement of Guarantors has been duly executed and delivered on behalf of Guarantor.
7.Guarantor represents and warrants that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned,

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respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.
8.Guarantor represents and warrants that Guarantor has no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantor of the Guarantor Documents.
9.Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Lender.
10.By its signature below, the undersigned hereby (i) acknowledges receiving a copy of and reading the Environmental Indemnity, and (ii) covenants, promises, and agrees that it shall perform each and all covenants, agreements, and obligations of the “Indemnitor” under the Environmental Indemnity, as though the Environmental Indemnity had originally been made, executed and delivered by the undersigned.
11.Guarantor hereby reaffirms the Environmental Indemnity and agrees that the Environmental Indemnity Agreement shall continue in full force and effect and remain unchanged, except as specifically modified herein.
12.GOVERNING LAW; JURISDICTION.
(1)THIS CONSENT AND AGREEMENT OF GUARANTORS HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.
(2)Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender or any affiliate of the Lender in any way relating to this Consent and Agreement of Guarantors or any Guarantor Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona, and any appellate court from any thereof, and Guarantor irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable law, in such federal court. Guarantor agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Consent and Agreement of Guarantors or in any Guarantor Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Consent and Agreement of Guarantors or any Guarantor Document against the Guarantor or any other Loan Party or its properties in the courts of any jurisdiction.
13.JURY WAIVER.
GUARANTOR AND, BY ITS ACCEPTANCE OF THIS CONSENT AND AGREEMENT OF GUARANTORS, LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG GUARANTOR AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO

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THIS CONSENT AND AGREEMENT OF GUARANTORS OR ANY OTHER RELATED DOCUMENT OR GUARANTOR DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO CONTINUE TO PROVIDE THE FINANCING DESCRIBED IN THE AGREEMENT OR IN THE OTHER LOAN DOCUMENTS.
14.Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.
[Signature Page Follows]

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DATED as of the date of the Agreement.
UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation
By:
Name: Troy Anderson
Title: Executive Vice President and Chief Financial Officer

“GUARANTOR”

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